AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
November 2010

For the month of November 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.40% and a net return of -0.43%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.57% for the month.

November 2010 gross relative performance:  +0.18%

Performance for periods ended November 30, 2010 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	7.80%	6.17%	6.94%	6.67%	6.63%
HIT Total Net Rate of Return	7.37%	5.71%	6.48%	6.23%	6.21%
Barclays Capital Aggregate Bond Index	7.70%	6.02%	6.39%	6.23%	6.15%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance by most of the HIT’s agency multifamily mortgage-backed securities (MBS) portfolio relative to swaps.  Ginnie Mae permanent loan spreads tightened by approximately 15 bps and Ginnie Mae construction/permanent loan spreads tightened by 10 bps.  Fannie Mae DUS multifamily securities experienced mixed results with more bullet-like, long duration structures outperforming.  Spread performance ranged from 5 bps tightening to unchanged, depending on structure.

●
The HIT’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 5, -20, -17, and -3 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 95% of the HIT portfolio is AAA-rated or carries a U.S. government or government-sponsored enterprise (GSE) guarantee, versus 78% of the Barclays Aggregate.

●	Corporate bonds’ flat performance relative to Treasuries.

●	Marginal spread tightening on the HIT’s agency structured multifamily REMICs.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                      November 2010 Performance Commentary

Negative contributions to the HIT’s performance included:

●
The portfolio’s underweight to agency single family MBS as this major sector had the second best performance in the Barclays Aggregate with 18 bps of excess return.  The portfolio had an allocation of approximately 24% to the sector while the benchmark had approximately 32%.

●
The portfolio’s structural overweight to spread-based assets as swap spreads widened across the yield curve.  Spreads widened by approximately 8.3 bps on 10-year maturities and by 14.5 bps on 2-year maturities.

●	The portfolio’s underweight to private-label Commercial MBS (CMBS) as this sector was the best performing in the Barclays Aggregate. CMBS posted an excess return of 34 bps.

November 2010 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.70%	0	5.38
Agencies	-0.65%	-23	3.25
Single family agency MBS (RMBS)	-0.18%	+18	3.57
Corporates	-0.81%	0	6.62
Commercial MBS (CMBS)	-0.28%	+34	3.80
Asset-backed securities (ABS)	-0.65%	-17	3.37
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	10/31/10	11/30/10	Change
3 Month	0.111%	0.155%	0.0446%
6 Month	0.161%	0.193%	0.0315%
1 Year	0.202%	0.257%	0.0549%
2 Year	0.336%	0.453%	0.1171%
3 Year	0.495%	0.698%	0.2033%
5 Year	1.166%	1.466%	0.3000%
7 Year	1.887%	2.153%	0.2663%
10 Year	2.599%	2.797%	0.1975%
30 Year	3.983%	4.110%	0.1276%
                                    Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.